UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 1, 2007

                       TRIMEDIA ENTERTAINMENT GROUP, INC.

        (Exact Name of Small Business Issuer as Specified in its Charter)
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           DELAWARE                                          14-1854107
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 (State or other jurisdiction of                            (IRS Employer
 Incorporation or Organization)                           Identification No.)
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  333 EAST LANCASTER AVENUE, SUITE 411                        19096
         WYNNEWOOD, PENNSYLVANIA
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(Address of principal executive offices)                    (Zip Code)
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                                 (215) 426-5536
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                (Issuer's Telephone Number, including Area Code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2007 the Company entered into an Agreement and Plan of Merger (the " Merger Agreement") by and among the Company, TriMedia Acquisition Corp., a wholly owned subsidiary of the Company ("Merger Subsidiary") and VGB Media, Inc.(VGB"). The Merger Agreement provides for the merger ("Merger") of Merger Subsidiary into VGB with VGB as the surviving corporation. In connection with the Merger, the shareholder of VGB will receive10,000 shares of our newly authorized Series A Convertible Preferred Stock ("Preferred Shares"). Each share is convertible into 6,418 shares of our Common Stock or a total of 64,180,000 shares of our Common Stock. This will represent approximately 40 % of our shares on the effective date of the Merger on a fully diluted basis as defined in the Merger Agreement (assuming conversion of the Preferred Shares on such date). The Preferred Shares will have voting rights equivalent to the Common Stock into which these shares are convertible. VGB is a newly formed company with substantially no assets or liabilities. It has entered into a distribution agreement and intends to engage in the production, distribution and marketing of entertainment related content after the Merger. The Merger Agreement provides, as a condition of the closing, that Christopher Schwartz, the present sole director of our board of directors, resign and the nominees of VGB elected as our directors. Messrs Jason Meyers and Salvatore Farina are the nominees of VGB. All current officers will also resign upon the closing of the Merger.

As a further condition of the closing of the Merger, we must complete a restructuring pursuant to the terms of a Restructuring Agreement entered into as of October 1, 2007, by and among the Company, 1025 Investments, Inc., IL Resources, Inc., Christopher Schwartz, SPH Investments; Capital Growth Investments and Rufftown Entertainment, Inc. (the "Restructuring Agreement"). The Restructuring Agreement provides that (i) certain creditors of the Company will convert a portion of their indebtedness into 46,000,000 shares of Common Stock of the Company; (ii) all the assets of Company will be contributed to a newly formed Delaware corporation ("Newco") in which ((A) the Company will have a 19% economic interest owned through a class of non-voting common stock with an option to acquire additional interests and (B) the aforesaid creditors will (I) initially have an 81% economic interest and the full voting interest represented by a class of voting common stock and (II) a $4,800,000 preference represented by a newly designated series of preferred stock of Newco and (iii) significantly all liabilities of Parent prior to the closing date or arising from the continuing business will be assumed by Newco.

Aside from our interest in Newco, after the Merger and closing of the restructuring our business will consist of the music business VGB intends to conduct.. It has entered into one distribution agreement.

The foregoing description of the Merger and the restructuring is qualified in its entirety by reference to the Merger Agreement and its exhibit and the Restructuring Agreement and its exhibits all filed as Exhibits hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) EXHIBITS.
The following Exhibits are filed as part of this report.

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  2.5        Agreement and Plan of Merger between by and  among  the Company,
             TriMedia Acquisition Corp. and VGB Media, Inc.
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  10.48       Restructuring Agreement entered into as of October 1, 2007, by and among the Company 1025 Investments, Inc., IL Resources, Inc., Christopher Schwartz, SPH Investments; Capital Growth Investments and Rufftown Entertainment, Inc.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRIMEDIA ENTERTAINMENT GROUP, INC.


Date: October 5, 2007                            By: /s/ Christopher Schwartz
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                                                    Christopher Schwartz
                                                    Chief Executive Officer